                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                OCTOBER 2, 1998
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                       BANC ONE AUTO GRANTOR TRUST 1996-B
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                    (Issuer with respect to the Certificates)


                            BANC ONE ABS CORPORATION
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             (Exact name of registrant as specified in its charter)


                                      OHIO
                                      ----
                  (State or other jurisdiction of organization)

        333-3457                                       31-1467431
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  (Commission File Number)              (IRS Employer Identification Number)



201 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                              85004
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(Address of principal executive offices)                              (Zip Code)


                          (602) 221-3704
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Registrant's telephone number, including area code

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 2, 1998, the parent corporation for Bank One, Arizona, N.A. (the "Bank"), Banc One Corporation ("BANC ONE") was merged (the "Merger") with First Chicago NBD Corporation ("FCNBD") and the surviving entity is BANK ONE CORPORATION ("BANK ONE"). In connection with such merger, the Bank in its capacity as servicer of the Banc One Auto Grantor Trust 1996-B (the "Trust"), changed the independent accountants for the Trust from Coopers & Lybrand L.L.P., now PricewaterhouseCoopers LLP ("PwC") to Arthur Anderson LLP ("AA"), historically engaged by FCNBD. BANK ONE has selected AA as the certifying accountant for the merged entity. The sole reason for the change of the independent accountants for the Trust was to align the independent accountants of the Trust with those of BANK ONE.

         The Trust does not have financial statements and the reports of independent accountants for the Trust are limited to (i) comparing the mathematical calculations of certain amounts set forth in the Distribution Date Statements with the Servicer's computer reports that were the source of such amounts, and (ii) examining the assertion of the Servicer that it has maintained effective internal control over the servicing of accounts under the Master Pooling and Servicing Agreement for the Trust, in accordance with standards established by the American Institute of Certified Public Accountants. Therefore, the standards enumerated in Item 304 of Regulation S-K under the Securities and Exchange Act of 1934 ("Item 304"), which apply to audits of financial statements, are not applicable to the services performed for the Trust by independent accountants. Nonetheless, the reports of PwC with respect to the Trust for the two fiscal years ended December 31 prior to their replacement did not state that either (x) the amounts referred to in clause (i) above were not in agreement, except for such exceptions as PwC believed to be immaterial or (y) the assertion of the Servicer in clause (ii) above was not fairly stated, in all material respects, and there were no disagreements (as defined in the instructions to Item 304 of Regulation S-K) between PwC and the Bank, in its capacity as servicer to the Trust, in connection with such reports. The decision to change accountants was made in order to align the independent accountants of the Trust with those of BANK ONE.

         In the two years prior to AA's appointment, the Bank, in its capacity as servicer of the Trust, did not consult AA in any matter with respect to the Trust.

         A letter from PwC stating their agreement with the statements made herein is filed as Exhibit 16.01 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed as part of this report:

(16.01)   Letter regarding Change in Certifying Accountant

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANC ONE AUTO GRANTOR TRUST 1996-B

                                   By: Bank One, Arizona, N.A., as Servicer
                                         on behalf of the Trust


                                   By: /s/ Tracie H. Klein
                                      ------------------------------------
                                       Tracie H. Klein
                                       Vice President



Date: October 9, 1998
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                                  EXHIBIT INDEX


Exhibit No.       Description                                          Page No.

16.01             Letter regarding Change in Certifying Accountant        5